UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On April 26, 2018, United Community Financial Corp. (“UCFC”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on February 28, 2018, the voting record date, there were 49,895,357 UCFC shares outstanding and entitled to vote. At the Annual Meeting, 41,645,336, or 83.47%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b) (i) The following directors were elected at the Annual Meeting for a three year term to expire at the 2020 Annual Meeting of Shareholders based on the following vote:

	Number of Votes Cast:
	For	Withheld	Broker Non-Votes
Marty E. Adams	29,395,552	743,997	11,505,787
Lee Burdman	29,390,265	749,284	11,505,787
Scott D. Hunter	29,363,181	776,368	11,505,787

Other directors whose term of office continued after the Annual Meeting:

Louis M. Altman

Patrick W. Bevack

Scott N. Crewson

Richard J. Schiraldi

Gary M. Small

Ellen J. Tressel

(ii) With respect to the advisory vote to approve the compensation of UCFC’s named executive officers as disclosed in the proxy statement, the compensation was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
28,931,170	777,221	431,168	11,505,787

(iii) The selection of Crowe Horwath LLP as the independent registered public accounting firm of UCFC for the current fiscal year was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
40,224,744	1,077,303	343,289	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra General Counsel & Secretary

Date: May 1, 2018

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